Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vsource, Inc. (the “registrant”) for the quarter ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Todd Parker, Co-Chief Executive Officer and Co-Chief Financial Officer of the registrant, certify to my knowledge and in my capacity as an officer of the registrant, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of the dates and for the periods expressed in the report.

Date: Sept 14, 2005

By:	/s/ Todd Parker
Todd Parker
Co-Chief Executive Officer
(Co-Principal Executive Officer and Co-Principal Financial Officer)

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